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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): SEPTEMBER 6, 2000



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)



          DELAWARE                                1-9397                                    76-0207995
  (State of Incorporation)                 (Commission File No.)                 I.R.S. Employer Identification No.)
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 3900 ESSEX LANE, HOUSTON, TEXAS                               77027
 (Address of Principal Executive Offices)                    (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600


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ITEM 5.  OTHER EVENTS.

         On September 6, 2000, Baker Hughes Incorporated, a Delaware corporation
(the "Company"), announced the signing of a definitive Master Formation
Agreement (the "MFA") with Schlumberger Limited, a Netherlands Antilles corporation ("Schlumberger"), and certain wholly owned subsidiaries of Schlumberger, for the purpose of creating a seismic venture to be called Western
GECO. The Company had previously announced the signing of a Memorandum of Understanding regarding the seismic venture on May 31, 2000. The transaction is expected to be completed before the end of the year and is subject to regulatory approvals.

         Under the terms of the MFA, the Company and Schlumberger will create a venture that will own the seismic acquisition assets, data processing assets, multi-client seismic libraries, and other assets of Western Geophysical and GECO-Prakla, respectively. In addition, the Company will receive from Schlumberger approximately $500 million in cash. The transaction also will allow the Company to make certain working capital reductions valued at approximately
$100 million. The Company and Schlumberger will respectively own 30% and 70% of the venture, which will operate under the name Western GECO.

         A copy of the MFA, the form of related Shareholders' Agreement and the press release announcing the singing of the MFA are filed as Exhibits 2.1, 10.1 and 99.1, respectively, hereto and are hereby incorporated by reference.

ITEM 7.  EXHIBITS.

         (c)      Exhibits

         2.1      -        Master Formation Agreement dated September 6, 2000,
                           by and among Schlumberger Limited, Baker Hughes
                           Incorporated and certain wholly owned subsidiaries of
                           Schlumberger.

         10.1     -        Form of Shareholders' Agreement by and among
                           Schlumberger Limited, Baker Hughes Incorporated and
                           the other parties listed on the signature pages
                           thereto.

         99.1     -        Press Release of the Company dated September 6, 2000,
                           announcing the signing of the Master Formation
                           Agreement with Schlumberger and certain wholly owned
                           subsidiaries of Schlumberger for the purpose of
                           creating a seismic venture to be called Western GECO.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BAKER HUGHES INCORPORATED



Dated:  September 7,  2000                  By:      /s/ Daniel J. Churay
                                                --------------------------------
                                                         Daniel J. Churay
                                                        Assistant Secretary

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                                INDEX TO EXHIBITS



         NUMBER                                EXHIBIT
         ------                                -------

         2.1      -        Master Formation Agreement dated September 6, 2000,
                           by and among Schlumberger Limited, Baker Hughes
                           Incorporated and certain wholly owned subsidiaries of
                           Schlumberger.

         10.1     -        Form of Shareholders' Agreement by and among
                           Schlumberger Limited, Baker Hughes Incorporated and
                           the other parties listed on the signature pages
                           thereto.

         99.1     -        Press Release of the Company dated September 6, 2000,
                           announcing the signing of the Master Formation
                           Agreement with Schlumberger and certain wholly owned
                           subsidiaries of Schlumberger for the purpose of
                           creating a seismic venture to be called Western GECO.

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